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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated January 14, 2005 contained in the 2004 audited consolidated financial statements of United Bancorp, Inc., which is included in this Form 10-K.

/s/Grant Thornton LLP

Cincinnati, Ohio
March 29, 2005